Exhibit 99.1

LETTER OF TRANSMITTAL

MAGMA DESIGN AUTOMATION, INC.

OFFER TO EXCHANGE

6.0% CONVERTIBLE SENIOR NOTES DUE 2014

FOR UP TO $49,939,000 OF OUR 2.0% CONVERTIBLE SENIOR NOTES DUE MAY 15, 2010

THE EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON SEPTEMBER 4, 2009 UNLESS EXTENDED (THE “EXPIRATION DATE”). WITHDRAWAL RIGHTS FOR ACCEPTANCES OF THE EXCHANGE OFFER WILL EXPIRE AT THAT TIME, UNLESS THE EXPIRATION DATE IS EXTENDED.

The Exchange Agent for the Exchange Offer is:

U.S. Bank National Association

Facsimile Transmission:

(for eligible institutions only):

(651) 495-8158

To Confirm by Telephone:

(651) 495-3511

By Hand and Overnight Delivery or Certified Mail:

U.S. Bank National Association

West Side Flats Operations Center

60 Livingston Avenue

St. Paul, MN 55107

Attn: Rachel Muehlbauer

Magma Design Automation, Inc.

2.0% Convertible Senior Notes due May 15, 2010

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges that he or she has received and reviewed the preliminary prospectus included in the registration statement filed by Magma Design Automation, Inc. (the “Issuer”) on August 24, 2009, and any amendments or supplements thereto (the “Prospectus”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Issuer’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $49,939,000 of the Issuer’s newly issued 6.0% Convertible Senior Notes due 2014 (the “Exchange Notes”), which will be registered under the Securities Act of 1933, as amended (the “Securities Act”), for its outstanding 2.0% Convertible Senior Notes due May 15, 2010 (the “Existing Notes”) from the registered holders thereof, pursuant to the terms and conditions described in the Prospectus. Except as set forth in the Prospectus under the caption “Prospectus Summary—Comparison of Exchange Notes and Existing Notes,” the terms of the Exchange Notes are identical in all material respects to the terms of the Existing Notes.

The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts of Existing Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF EXISTING NOTES TENDERED

Names(s) and Address(es) of Registered Holder(s) (Please fill in)	Certificate Number(s)*	Aggregate Principal Amount Represented by Existing Notes	Principal Amount Tendered**

Total

*	Need not be completed if Existing Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Existing Notes. See Instruction 2.

This Letter of Transmittal is to be used either if certificates representing Existing Notes are to be forwarded herewith or if delivery of Existing Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Existing Notes.” DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

Holders whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.”

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s)

The Depository Trust Company Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)

Window Ticket Number (if any)

Name of Eligible Institution that Guaranteed Delivery

Date of Execution of Notice of Guaranteed Delivery

If Delivered by Book-Entry Transfer:

Account Number	Transaction Code Number

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE ENCLOSED HEREWITH.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Existing Notes as are being tendered hereby.

2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, interests, restrictions of any kind and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer.

3. The undersigned irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as an agent of the Issuer) with respect to the Existing Notes, with full power of substitution, revocation and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) present or cause to be presented the Existing Notes and all evidences of transfer and authenticity to, or transfer ownership of, the Existing Notes, on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Issuer, and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of the Existing Notes, all in accordance with the terms of and conditions to the Exchange Offer.

4. The undersigned releases and discharges the Issuer and the trustee under the indenture governing the Existing Notes from any and all claims the undersigned may have now or in the future, arising out of or related to the Existing Notes.

5. The undersigned understands that if the undersigned tenders Existing Notes and the Issuer accepts the Existing Notes for exchange, such acceptance will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal.

6. The undersigned understands that, under certain circumstances and subject to certain conditions of the Exchange Offer (each of which the Issuer may waive), set forth in the Prospectus under the caption “The Exchange Offer—Conditions for Completion of the Exchange Offer,” the Issuer may not be required to accept for exchange any of the Existing Notes tendered (including any Existing Notes tendered after the Expiration Date). Any Existing Notes not accepted for exchange will be returned promptly to the undersigned at the address set forth above, unless otherwise indicated below under “Special Delivery Instructions.”

7. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal Rights.” See Instruction 9.

8. Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, the Exchange Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) will be issued in the name of the undersigned or, in the case of a book-entry delivery of Existing Notes, the account indicated above maintained at the Book-Entry Transfer Facility will be credited. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, the Exchange Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) will be sent to the undersigned at the address shown above in the box entitled “Description of Existing Notes Tendered.”

THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL, THE TERMS OF THE PROSPECTUS SHALL PREVAIL.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF EXISTING NOTES TENDERED” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if certificates for Existing Notes not exchanged and/or Exchange Notes are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal below, or if Existing Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above

To be completed ONLY if certificates for Existing Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled “Description of Existing Notes Tendered” on this Letter of Transmittal above.

Issue ☐ Payment ☐ Exchange Notes ☐ Existing Notes (check as applicable) to:	Mail Exchange Notes and/or Existing Notes to:

Name(s)*	Name(s)*
(Please type or print)	(Please type or print)

(Please type or print)	(Please type or print)

(Please type or print)	(Please type or print)
Address:	Address:

Zip Code	Zip Code
(* Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY)	(* Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY)
Credit unexchanged Existing Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR EXISTING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS)
X	,2009
X	,2009
X	,2009
Signature(s) of Holder(s)	Date

Area Code and Telephone Number

If a holder is tendering any Existing Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

Capacity:

Address:

Telephone:

Employer Identification or Social Security Number:

SIGNATURE GUARANTEE (if required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

, 2009
(Date)

INSTRUCTIONS

1.    Delivery of this Letter of Transmittal and Notes; Guaranteed Delivery Procedures.

This Letter of Transmittal is to be completed by holders of Existing Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Existing Notes.” Certificates for all physically tendered Existing Notes, or book-entry confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to midnight, New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Existing Notes tendered hereby must be in denominations or principal amount at maturity of $1,000 or any integral multiple thereof.

Holders whose certificates for Existing Notes are not immediately available or who cannot deliver their certificates and any other required documents to the Exchange Agent on or prior to midnight, New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.” Pursuant to such procedures, (a) such tender must be made through an Eligible Institution (as defined below), (b) on or prior to midnight, New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution, a written or facsimile copy of a properly completed and duly executed Letter of Transmittal and Notice of Guaranteed Delivery, substantially in the form provided by the Issuer, setting forth the name and address of the holder of Existing Notes and the amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the Eligible Institution will deliver to the Exchange Agent the certificates for all certificated Existing Notes being tendered, in proper form for transfer, or a book-entry confirmation, as the case may be, a written or facsimile copy of the Letter of Transmittal or a book-entry confirmation, as the case may be, and any other documents required by this Letter of Transmittal, and (c) the certificates for all certificated Existing Notes, in proper form for transfer, or book-entry confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR EXISTING NOTES SHOULD BE SENT TO THE ISSUER.

See “The Exchange Offer” section in the Prospectus.

2.    Partial Tenders (not applicable to holders who tender by book-entry transfer).

If less than all of the Existing Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Existing Notes to be tendered in the box above entitled “Description of Existing Notes Tendered” under “Principal Amount Tendered.” A reissued certificate representing the balance of nontendered Existing Notes of a tendering holder who physically delivered Existing Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3.    Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder or holders of the Existing Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any nontendered Existing Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on certificates for Existing Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (each an “Eligible Institution” and collectively, the “Eligible Institutions”).

Signatures on the Letter of Transmittal need not be guaranteed by an Eligible Institution if (a) the Existing Notes are tendered (i) by a registered holder of Existing Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Existing Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible Institution and (b) the box entitled “Special Issuance Instructions” on this Letter of Transmittal has not been completed.

4.    Special Issuance and Delivery Instructions.

Tendering holders of Existing Notes should indicate in the applicable box or boxes the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Existing Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal or to the person’s account maintained at the Book-Entry Transfer Facility.

5.    Transfer Taxes.

Tendering holders of Existing Notes will not be obligated to pay any transfer taxes in connection with a tender of their Existing Notes for exchange unless a holder instructs the Issuer to register Exchange Notes in the name of, or requests that Existing Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering holder and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

6.    Waiver of Conditions.

The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7.    No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

Although the Issuer intends to notify holders of defects or irregularities with respect to tenders of Existing Notes, neither the Issuer, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.    Mutilated, Lost, Stolen or Destroyed Existing Notes.

Any holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.    Withdrawal of Tenders.

Tenders of Existing Notes in connection with the Exchange Offer may be withdrawn at any time prior to midnight, New York City time, on the Expiration Date. For a withdrawal to be effective, the Exchange Agent must receive written notice of withdrawal at the address above on or prior to the Expiration Date. Any notice of withdrawal must (a) specify the name of the holder that tendered the Existing Notes to be withdrawn, (b) contain a statement that the holder is withdrawing his or her election to tender his or her Existing Notes in the Exchange Offer, (c) state the principal amount of the Existing Notes to be withdrawn, and (d) be signed by the holder in the same manner as the original signature in this Letter of Transmittal by which the Existing Notes were previously tendered, including any required signature guarantees.

Beneficial owners desiring to withdraw Existing Notes previously tendered should contact the Book-Entry Transfer Facility participant through which such beneficial owners hold their Existing Notes. In order to withdraw Existing Notes previously tendered, a Book-Entry Transfer Facility participant may, prior to the Expiration Date, withdraw its instruction previously transmitted through the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) by (a) withdrawing its acceptance through ATOP or (b) delivering to the Exchange Agent by mail, hand delivery or facsimile transmission, notice of withdrawal of such instruction. The notice of withdrawal must contain the name and number of the Book-Entry Transfer Facility participant. Withdrawal of a prior instruction will be effective upon receipt of the notice of withdrawal by the Exchange Agent. All signatures on a notice of withdrawal must be guaranteed by an Eligible Institution. However, signatures on the notice of withdrawal need not be guaranteed if the Existing Notes being withdrawn are held for the account of an Eligible Institution. A withdrawal of an instruction must be executed by a Book-Entry Transfer Facility participant in the same manner as such Book-Entry Transfer Facility participant’s name appears on its transmission through ATOP to which such withdrawal relates. A Book-Entry Transfer Facility participant may withdraw a tender only if such withdrawal complies with the provisions described in this paragraph.

Withdrawals of tenders of Existing Notes may not be rescinded and any Existing Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Properly withdrawn Existing Notes, however, may be retendered by following the procedures described above at any time prior to the Expiration Date.

10.    Validity of Surrender; Irregularities.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Existing Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding on all parties. The Issuer reserves the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes the Issuer’s acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Existing Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter of Transmittal) will be final and binding on all parties, provided that the Issuer will not waive any condition to the Exchange Offer with respect to an individual holder of Existing Notes unless the Issuer waives that condition for all holders.

11.    Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

IMPORTANT TAX INFORMATION

Each prospective holder of Exchange Notes to be issued pursuant to Special Issuance Instructions must complete the attached Substitute Form W-9. Under current federal income tax law, a holder of Exchange Notes is required to provide the Issuer (as payor) with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on any payments received in respect of the Exchange Notes. If a holder of Exchange Notes is an individual, the TIN is such holder’s social security number. If the Issuer is not provided with the correct taxpayer identification number, a holder of Exchange Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

Certain holders of Exchange Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of Exchange Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Issuer, through the Exchange Agent, the appropriate Internal Revenue Service Form W-8 (e.g., Form W-8BEN, Form W-8ECI or Form W-8IMY) properly completed and signed under penalty of perjury, attesting to the holder’s exempt status. The appropriate Form W-8 will be provided by the Exchange Agent upon request. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

If backup withholding applies, the Issuer is required to withhold 28% of any “reportable payment” made to the holder of Exchange Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding with respect to any payments received in respect of the Exchange Notes, each prospective holder of Exchange Notes to be issued pursuant to Special Issuance Instructions must provide the Issuer, through the Exchange Agent, with either: (a) such prospective holder’s correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (i) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding or (b) an adequate basis for exemption.

What Number to Give the Exchange Agent

The prospective holder of Exchange Notes to be issued pursuant to Special Issuance Instructions is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the prospective record owner of the Exchange Notes. If the Exchange Notes will be held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance regarding which number to report.

Substitute Form W-9 Request for Taxpayer Identification Number and Certification

PAYER NAME: U.S. Bank National Association

Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below) Name: Address: City, State, and Zip Code:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)

PART 1: TAXPAYER IDENTIFICATION NO. FOR ALL ACCOUNTS

Enter your taxpayer identification number in the appropriate box.

For most individuals this is your social security number. If you do not have a number, see the enclosed Guidelines. If you have applied and are waiting for a TIN, write “Applied For” in the box to the right and complete the “Certificate of Awaiting Taxpayer Identification Number” below.

Note: If the account is in more than one name, see the chart in the enclosed Guidelines on which number to give the payer.

Social Security Number Employer Identification Number
	PART 2: FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING, CHECK THE BOX MARKED EXEMPT (see the attached guidelines)	☐ EXEMPT

PART 3: Certification—Under penalties of perjury, I certify that:

(1)    the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2). The certification requirement does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account, and payments other than interest and dividends. Also see “Signing the Certification” under “Specific Instructions” in the enclosed Guidelines.

SIGNATURE		DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE SPACE FOR THE “TIN” ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalty of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Offeror—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Offeror.

For this type of account:	Give the SOCIAL SECURITY number of—	For this type of account:	Give the EMPLOYER IDENTIFICATION number of—
1. An individual’s account	The individual	6. Disregarded entity not owned by an individual	The owner

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. A valid trust, estate or pension trust	The legal entity(4)

		8. Corporation or LLC electing corporate status	The corporation

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

		10. Partnership or multi-member LLC	The partnership

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	11. A broker or registered nominee	The broker or nominee

b.So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)

(1)	List first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9, Cont.

Obtaining a Number

If you don’t have a TIN or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees Exempt From Backup Withholding

Even if the payee does not provide a TIN in the manner required, the payer is not required to backup withhold on payments if the payee is:

1.	An organization exempt from tax under section 501(a), any individual retirement account (IRA), or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

2.	The United States or any of its agencies or instrumentalities.

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6.	A corporation.

7.	A foreign central bank of issue.

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9.	A futures commission merchant registered with the Commodity Futures Trading Commission.

10.	A real estate investment trust.

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940.

12.	A common trust fund operated by a bank under section 584(a).

13.	A financial institution.

14.	A middleman known in the investment community as a nominee or custodian.

15.	A trust exempt from tax under section 664 or described in section 4947.

Payments Exempt From Backup Withholding

Dividends and patronage dividends that generally are exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) distributions made by an ESOP.

Interest payments that generally are exempt from backup withholding include:

•

Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9, Cont.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Other types of payments that generally are exempt from backup withholding include:

•	Wages.

•	Distributions from a pension, annuity, profit-sharing or stock bonus plan, any IRA, or an owner-employee plan.

•	Certain surrenders of life insurance contracts.

•	Gambling winnings if withholding is required under section 3402(q). However, if withholding is not required under section 3402(q), backup withholding applies if the payee fails to furnish a TIN.

•	Real estate transactions reportable under section 6045(e).

•	Cancelled debts reportable under section 6050P.

•	Distributions from a medical savings account and long-term care benefits.

•	Fish purchases for cash reportable under section 6050R.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, WRITE “EXEMPT” ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Internal Revenue Code sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Privacy Act Notice.—Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report, among other things, interest, dividends, and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Civil and Criminal Penalties for False Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Any questions or requests for assistance or additional copies of this Letter of Transmittal or the Offering to Exchange may be directed to the Information Agent or the Financial Advisor at the telephone numbers and locations listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Exchange Offer.

The Information Agent for the Exchange Offer:

199 Water Street – 26th Floor

New York, NY 10038

Banks and Brokers Call: (212) 440-9800

Call Toll Free: (888) 666-2565

The Dealer Manager for the Exchange Offer:

CREDIT SUISSE SECURITIES (USA) LLC

Eleven Madison Avenue

New York, NY 10010

(212) 325-3399

Attention: Magma Design Automation Offering Desk